                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                   Reporting Period: May 1, 2003 to May 31, 2003

                            MONTHLY OPERATING REPORT
  File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                            DOCUMENT      EXPLANATION
REQUIRED DOCUMENTS                                               FORM NO.                   ATTACHED        ATTACHED
------------------------------------------------------------------------------------------------------------------------
Debtor Affirmations                                              MOR - 1                       Yes
Schedule of Cash Receipts and Disbursements                      MOR - 2                       Yes
Bank Account Reconciliations                                     MOR - 2                       Yes
Statement of Operations                                          MOR - 3                       Yes
Balance Sheet                                                    MOR - 4                       Yes
Status of Postpetition Taxes                                     MOR - 5                       Yes
Summary of Unpaid Postpetition Debts                             MOR - 5                       Yes
Listing of aged accounts payable                                 MOR - 5                       N/A
Schedule of Insurance - Listing of Policies                      MOR - 6                       Yes



The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
-------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                  7/3/2003
-------------------------------------------                        -------------
Signature of Authorized Individual                                 Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                   Reporting Period: May 1, 2003 to May 31, 2003

                               DEBTOR AFFIRMATION



AS DEBTOR IN POSSESSION, I AFFIRM:                                                              TRUE             FALSE
--------------------------------------------------------------------------------------------------------------------------
1.  That the insurance, as described in section 5 of the Notice of
    Operating Instructions and Reporting Requirements, is in effect.                              X

2.  That all post petition taxes, as described in section 9 of the
    Notice of Operating Instructions and Reporting Requirements, are current.                     X

3.  No professional fees (accountant, attorneys, etc.) have been paid without
    specific court authorization.  If no, provide an explanation below.                           X


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
-------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                  7/3/2003
-------------------------------------------                        -------------
Signature of Authorized Individual                                 Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                   Reporting Period: May 1, 2003 to May 31, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON STORES, INC.

                                                                                                                CUMULATIVE FILING
                                                                   BANK ACCOUNTS              CURRENT MONTH          TO DATE
                                                   OPERATING                                     ACTUAL               ACTUAL
                                                 --------------                              ---------------    -----------------
CASH - BEGINNING OF MONTH                             $ -         $ -        $ -       $ -   $ 42,244,515.28      $ 4,655,262.26

RECEIPTS                                          SEE ATTACHED SCHEDULE A
INTERNAL TRANSFERS                                      -           -          -         -           421,737         548,402,440
INTEREST INCOME                                         -           -          -         -            19,682             190,998
ACCOUNTS RECEIVABLE - CREDIT & COLL.                    -           -          -         -             7,500           1,441,319
ACCOUNTS RECEIVABLE - LOCKBOX                           -           -          -         -                 -          87,262,187
RETAIL STORE DEPOSITS                                   -           -          -         -                 -          42,120,269
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS          -           -          -         -                 -         149,271,644
REVOLVER BORROWINGS - FLEET                             -           -          -         -                 -         163,221,961
RETURN ITEMS REDEPOSITED                                -           -          -         -                 -              32,954
MISCELLANEOUS                                           -           -          -         -           316,656           7,451,953
BANKCARD CASH RECEIPTS                                  -           -          -         -                 -         103,709,267
EMPLOYEE BENEFIT PLANS                                  -           -          -         -                 -             287,173
CORPORTE INCOME TAX REFUND                              -           -          -         -                 -           2,851,536
   TOTAL RECEIPTS                                     $ -         $ -        $ -       $ -         $ 765,575      $1,106,243,702
                                                     ====        ====       ====      ====     =============      ==============

DISBURSEMENTS                                     SEE ATTACHED SCHEDULE A
INTERNAL TRANSFERS                                      -           -          -         -           421,737         551,151,142
ELECTRONIC PAYROLL TAXES PAYMENTS                       -           -          -         -            34,675          16,027,054
PAYROLL                                                 -           -          -         -            33,383          46,151,493
PAYMENTS/TRANSFERS TO LIQUIDATORS                       -           -          -         -                 -          36,818,422
VENDOR PAYMENTS                                         -           -          -         -           485,257         129,840,817
ELECTRONIC SALES TAX PAYMENTS                           -           -          -         -                 -          14,640,476
REVOLVER FEES AND INTEREST - FLEET                      -           -          -         -                 -           5,421,961
RECEIPTS APPLIED TO REVOLVER BALANCE                    -           -          -         -                 -         257,525,534
CUSTOMER REFUNDS                                        -           -          -         -                 -           2,093,326
EMPLOYEE BENEFIT PLAN PAYMENTS                          -           -          -         -                69           8,109,905
CORPORATE INCOME TAX PAYMENTS                           -           -          -         -                 -              77,050
BANK FEES                                               -           -          -         -               451             392,415
RETURN ITEMS                                            -           -          -         -                 -             530,806
MISCELLANEOUS                                           -           -          -         -                 -              84,046
                                                        -           -          -         -                 -                   -
   TOTAL DISBURSEMENTS                                $ -         $ -        $ -       $ -           975,573       1,068,864,447
                                                     ====        ====       ====      ====     =============      ==============
NET CASH FLOW                                         $ -         $ -        $ -       $ -        $ (209,998)      $  37,379,255
                                                     ====        ====       ====      ====     =============      ==============
CASH - END OF MONTH                                   $ -         $ -        $ -       $ -      $ 42,034,517       $  42,034,517
                                                     ====        ====       ====      ====     =============      ==============

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                    $ 975,573
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                  $ 421,737
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                $       -
                                                                                       ---------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                        $ 553,836
                                                                                       =========

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A


                                                                     COMERICA BANK                            FLEET
                                                 -------------------------------------------------------  ------------    CURRENT
                                                   PAYROLL     FLEX       VEBA     CONCENTR.   FUNDING      CUSTOMER       MONTH
                                                 1851132363 1840425811 1840427643 1149003715  1850803196   9419400055      TOTAL
                                                 ---------- ---------- ---------- ---------- -----------  ------------  -----------
Cash - Beg                                        $ 207,941   $ 5,527   $14,763   $ 360,415  $ 8,709,312  $ 32,946,558  $42,244,515
                                                  =========   =======   =======   =========  ===========  ============  ===========
Receipts
Internal Transfers                                        -         -         -     421,737            -             -      421,737
Interest Income                                           -         -         -           -            -        19,682       19,682
Accounts Receivable - Credit/Collections                  -         -         -           -        7,500             -        7,500
Accounts Receivable - Lockbox                             -         -         -           -            -             -            -
Retail Cash/Check Sales & J-Card Store Payments           -         -         -           -            -             -            -
Asset Dispositions & Payments from Liquidators            -         -         -           -            -             -            -
Revolver Borrowings - Fleet                               -         -         -           -            -             -            -
Return Items Redeposited                                  -         -         -           -            -             -            -
Misc Deposits/Credits                                     -         -         -           -      316,656             -      316,656
Bankcard Receipts                                         -         -         -           -            -             -            -
Employee Benefit Plans - Payments from Providers          -         -         -           -            -             -            -
Corporate Income Tax Refund                               -         -         -           -            -             -            -
Total Receipts                                    $       -   $     -   $     -   $ 421,737  $   324,156  $     19,682  $   765,575
                                                  =========   =======   =======   =========  ===========  ============  ===========

Disbursements
Internal Transfers                                        -         -         -           -      421,737             -      421,737
Electronic Payroll Tax / Withholding Payments             -         -         -      30,898        3,777             -       34,675
Payroll                                              33,383         -         -           -            -             -       33,383
Payments/Transfers to Liquidators                         -         -         -           -            -             -            -
Vendor Payments                                           -         -         -     485,257            -             -      485,257
Electronic Sales Tax Payments                             -         -         -           -            -             -            -
Revolver Fees and Interest - Fleet                        -         -         -           -            -             -            -
Receipts applied to Revolver Balance - Fleet              -         -         -           -            -             -            -
Customer Refunds                                          -         -         -           -            -             -            -
Employee Benefit Plan Payments                            -         -        69           -            -             -           69
Corporate Income Tax Payments                             -         -         -           -            -             -            -
Bank Fees                                                 -         -         -           -            -           451          451
Return Items                                              -         -         -           -            -             -            -
Miscellaneous                                             -         -         -           -            -             -            -

Total Disbursements                               $  33,383   $     -   $    69   $ 516,156  $   425,514  $        451  $   975,573
                                                  =========   =======   =======   =========  ===========  ============  ===========
Net Cash Flow                                     $ (33,383)  $     -   $   (69)  $ (94,418) $  (101,359) $     19,231  $  (209,998)
                                                  =========   =======   =======   =========  ===========  ============  ===========
Cash End of Month                                 $ 174,558   $ 5,527   $14,693   $ 265,996  $ 8,607,953  $ 32,965,789  $42,034,517
                                                  =========   =======   =======   =========  ===========  ============  ===========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                   Reporting Period: May 1, 2003 to May 31, 2003



                               BANK RECONCILIATION


JACOBSON STORES, INC.


                                                 BANK ACCOUNTS
                               -------------------------------------------------
BALANCE PER BOOKS                $ -            $ -             $ -          $ -

Bank Balance                   SEE ATTACHED SCHEDULE B            -            -
Plus: Deposits In Transit          -              -               -            -
Less: Outstanding Checks           -              -               -            -
Other                              -              -               -            -
ADJUSTED BANK BALANCE            $ -            $ -             $ -          $ -
                                ====           ====            ====         ====




OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE B
BANK RECONCILIATION SCHEDULE


                                                                    COMERICA BANK                             FLEET         TOTAL
                                              -----------------------------------------------------------   ----------
                                               PAYROLL       FLEX        VEBA      CONCENTR.    FUNDING      CUSTOMER
                                              1851132363  1840425811  1840427643  1149003715   1850803196   9419400055
                                              ----------  ----------  ----------  ----------   ----------   ----------  -----------
Balance Per Books                              $147,834     $  300     $     -     $ 50,654    $8,607,953   $32,965,789 $41,772,530
                                               ========     ======     =======     ========    ==========   =========== ===========
Bank Balance                                    174,558      5,527      14,693      265,996     8,607,953    32,965,789  42,034,517
Plus: Deposits in Transit - Booked Not Banked         -          -           -            -             -             -           -
Less: Outstanding Checks/Wire Transfers         (26,724)    (5,227)    (14,708)    (215,342)            -             -    (262,001)
Less: Outstanding Internal Transfers                  -          -           -            -             -             -           -
Less: Deposits in Transit - Banked not Booked         -          -           -            -             -             -           -
Misposted Entries                                     -          -           -            -             -             -           -
Checks issued not on Books                            -          -           -            -             -             -           -
Interest Income not on Books                          -          -           -            -             -             -           -
Return of Direct Deposit Funds not on Books           -          -           -            -             -             -           -
Checks Cleared not O/S on Books                       -          -           -            -             -             -           -
Overdraft Charges not on Books                        -          -           -            -             -             -           -
Returned Items                                        -          -           -            -             -             -           -
Interest Expense not on Books                         -          -           -            -             -             -           -
Bank Fees/Debits not on Books                         -          -           -            -             -             -           -
Misc Deposit/Credit not on Books                      -          -           -            -             -             -           -
Bankcard Fees not on Books                            -          -           -            -             -             -           -
Bankcard Debits on Books not Bank                     -          -           -            -             -             -           -
Misc variance                                         -          -          15            -             -             -          15
                                                                                                                                  -
Adjusted Bank Balance                          $147,834     $  300     $    (0)    $ 50,654    $8,607,953   $32,965,789 $41,772,530
                                               ========     ======     =======     ========    ==========   =========== ===========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                   Reporting Period: May 1, 2003 to May 31, 2003


                            STATEMENT OF OPERATIONS**
                            -------------------------
                             (dollars in thousands)


                                                          Period           Month             Fiscal           Cumulative
                                                          Ended            Ended            Year 2003       Filing to date
                                                         02/01/03         05/31/03           to date           Totals
                                                        ---------         ---------         ---------         ---------
Net Sales                                               $ 155,128         $       -         $       -         $ 155,128

Cost of Goods Sold                                       (110,796)                -                 -          (110,796)
                                                        ---------         ---------         ---------         ---------

Gross Profit                                               44,332                 -                 -            44,332

Operating Expenses                                        (68,723)              (92)             (558)          (69,281)
                                                        ---------         ---------         ---------         ---------

Operating Income / (Loss)                                 (24,391)              (92)             (558)          (24,949)

Interest Income / (Expense), net                           (2,221)               20                78            (2,143)

Other Income / (Expense)                                  (60,416)                8                94           (60,322)
                                                        ---------         ---------         ---------         ---------

Net Income / (Loss) b/4 Restructuring Costs and Taxes     (87,028)              (64)             (386)          (87,414)

Reorganization / Liquidation Expenses                     (14,662)             (191)             (695)          (15,357)

Income Taxes - Benefit / (Expense)                            521                 -                 -               521
                                                        ---------         ---------         ---------         ---------
Net Income / (Loss)                                     $(101,169)        $    (255)        $  (1,081)        $(102,250)
                                                        =========         =========         =========         =========



** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                   Reporting Period: May 1, 2003 to May 31, 2003

                                BALANCE SHEET **
                             (dollars in thousands)


                                     ASSETS
       CURRENT ASSETS:
       ---------------
       CASH AND CASH EQUIVALENTS                                       $ 41,773
       ACCOUNTS RECEIVABLE, NET                                               0
       DUE FROM VENDORS, NET                                              1,675
       INTERCOMPANY RECEIVABLE                                                0
       INVENTORIES                                                            0
       DEFERRED FINANCING                                                     0
       PREPAID INSURANCE                                                      0
       LANDLORD DEPOSITS                                                    213
       REFUNDABLE TAXES                                                       0
       OTHER PREPAIDS                                                         0
                                                                    ------------
                                                          SUBTOTAL       43,661

       TOTAL PROPERTY, PLANT & EQUIPMENT                                      0
       LESS: ACCUMULATED DEPRECIATION                                         0
                                                                    ------------
                       PROPERTY, PLANT & EQUIPMENT, NET                       -

       OTHER ASSETS:
       -------------
       LIFE INSURANCE - CSV                                                   0
       EQUITY IN SUBS                                                     2,100
       PREPAID PENSION                                                        0
       PROFESSIONAL RETAINERS                                               541
       COLLATERALIZED LETTERS OF CREDIT                                     509
       OTHER                                                                 55
                                                                    ------------
                                                          SUBTOTAL        3,205
                                                                    ------------
       TOTAL ASSETS                                                    $ 46,866
                                                                    ============

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                   Reporting Period: May 1, 2003 to May 31, 2003

                                BALANCE SHEET **
                             (dollars in thousands)

                       LIABILITIES & STOCKHOLDERS' EQUITY
                       ----------------------------------
       CURRENT LIABILITIES - POST-PETITION:
       ------------------------------------
       ACCOUNTS PAYABLE                                                  $      -
       ACCRUED PAYROLL                                                            0
       ACCRUED PAYROLL TAXES                                                      1
       ACCRUED PROPERTY TAXES                                                     0
       ACCRUED STATE INCOME TAXES                                                 0
       ACCRUED PROFESSIONAL FEES                                                615
       ACCRUED RENT/LEASE                                                       177
       ACCRUED INTEREST                                                           0
       RESTRUCTURING / STORE CLOSING RESERVE                                  1,092
       ACCRUED VACATION                                                          91
       ACCRUED MEDICAL / HOSPITAL                                               930
       ACCRUED CUSTOMER GIFT CARD BALANCES                                    1,863
       ACCRUED WORKERS COMPENSATION                                             509
       ACCRUED OTHER                                                            361
                                                                        ------------
                                                             SUBTOTAL         5,639

       OTHER LIABILITIES - POST-PETITION:
       ----------------------------------
       INTERCOMPANY LIABILITIES                                              76,259
       OTHER LIABILITIES                                                          0
                                                                        ------------

                                                             SUBTOTAL        76,259
                                                                        ------------
       TOTAL CURRENT LIABILITIES - POST-PETITION                             81,898

       LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
       ACCOUNTS PAYABLE - MERCHANDISE                                        30,051
       ACCOUNTS PAYABLE - EXPENSE                                            10,564
       ACCOUNTS PAYABLE - PROPERTY TAXES                                        540
                                                                        ------------
                                                             SUBTOTAL        41,155

       LIABILITIES SUBJECT TO COMPROMISE - OTHER:
       ------------------------------------------
       RESTRUCTURING / STORE CLOSING RESERVE                                  8,892
       ACCRUED PROPERTY TAXES                                                 2,342
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                       0
       ACCRUED WORKERS COMPENSATION                                           2,230
       OFFICER'S DEFERRED COMPENSATION                                          415
       ACCRUED VACATION                                                          62
       ACCRUED INTEREST                                                       1,079
       DEBENTURES                                                            24,376
       MORTGAGES                                                                  0
       OTHER LIABILITIES                                                          0
                                                                        ------------
                                                             SUBTOTAL        39,396
                                                                        ------------
       TOTAL LIABILITIES SUBJECT TO COMPROMISE                               80,551

                                                                        ------------
       TOTAL LIABILITIES                                                    162,449

       STOCKHOLDERS' EQUITY:
       ---------------------
       COMMON STOCK                                                           5,975
       PAID IN SURPLUS                                                        7,201
       TREASURY STOCK                                                          (399)
       RETAINED EARNINGS, BEGINNING                                        (127,279)
       CURRENT PERIOD EARNINGS                                               (1,081)
                                                                        ------------
                                                             SUBTOTAL      (115,583)
                                                                        ------------
       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                          $   46,866
                                                                        ============


** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                   Reporting Period: May 1, 2003 to May 31, 2003


                          SUMMARY OF POSTPETITION TAXES


JACOBSON STORES, INC.

                                    BEGINNING TAX   AMOUNT WITHHELD OR  AMOUNT PAID        DATE PAID         CHECK NO.   ENDING TAX
                                      LIABILITY         ACCRUED                                               OR EFT     LIABILITY
                                   ===============  ================== =============  ====================== =========  ===========
FEDERAL
Withholding                        $             -  $        24,697    $      24,697  SEE SUMMARY SCHEDULE C            $      -
FICA - Employee                                  -            3,101            3,101  SEE SUMMARY SCHEDULE C                   -
FICA - Employer                                  -            3,101            3,101  SEE SUMMARY SCHEDULE C                   -
Unemployment                                    67                4                -  SEE SUMMARY SCHEDULE C                  71
Income                                           -                -                -                                           -
Other:                                           -                -                -                                           -
   TOTAL FEDERAL TAXES                          67           30,903           30,898                                          71
                                   ===============  ================== =============  ====================== =========  ===========
STATE AND LOCAL
Withholding                                      -            4,102            4,102  SEE SUMMARY SCHEDULE C                   -
Sales & Use                                      -                -                -                                           -
Unemployment                                   434               19                -  SEE SUMMARY SCHEDULE C                 453
Real Property                                    -                -                -                                           -
Personal Property                                -                -                -                                           -
Income                                           -                -                -  SEE SUMMARY SCHEDULE C                   -
Other:                                           -                -                -                                           -
   TOTAL STATE AND LOCAL                       434            4,121            4,102                                         453
                                   ===============  ================== =============  ====================== =========  ===========
TOTAL TAXES PAYABLE                $           501  $        35,024    $      35,001                                    $    524
                                   ===============  ================== =============  ====================== =========  ===========
REFUNDABLE TAXES                   $      (301,506)               -         (301,506)                                   $      -
                                   ===============  ================== =============  ====================== =========  ===========



                      SUMMARY OF UNPAID POSTPETITION DEBTS
                      ------------------------------------


                                                                     NUMBER OF DAYS PAST DUE
                                              CURRENT         0 - 30         31 - 60        61 +      DISCOUNTS        TOTAL
                                            ===========   ==============  ============  ===========  ============   ===========
Accounts Payable - Merchandise              $         -   $            -  $          -  $         -  $          -             -
Accounts Payable - Non-Merchandise                    -                -             -            -             -             -
Accrued Payroll                                       -                -             -            -                           -
Accrued Taxes                                     1,000                -             -            -                       1,000
Accrued Professional Fees                       615,000                -             -            -                     615,000
Accrued Rent / Leases                           177,000                -             -            -                     177,000
Restructuring / Store Closing Reserve         1,092,000                -             -            -                   1,092,000
Accrued Vacation                                 91,000                -             -            -                      91,000
Accrued Medical / Hospital                      930,000                -             -            -                     930,000
Accrued Customer Gift Card Balances           1,863,000                -             -            -                   1,863,000
Accrued Workers Compensation                    509,000                -             -            -                     509,000
Accrued Other                                   361,000                -             -            -                     361,000
Other (excluding Interco. payable)                    -                -             -            -                           -
                                            ===========   ==============  ============  ===========  ============   ===========
TOTAL POSTPETITION DEBTS                    $ 5,639,000   $            -  $          -  $         -  $          -   $ 5,639,000
                                            ===========   ==============  ============  ===========  ============   ===========

If applicable, explain how and when the Debtor intends to pay any past-due postpetition debts.

TAXES - SCHEDULE C:   LISTING OF FEDERAL TAX PAYMENTS

FEDERAL WITHHOLDING & FICA EMPLOYEE/EMPLOYER-LISTING OF PAYMENTS          AMOUNT       CHECK/EFT NO.      DATE        ADD'L COMMENTS
    941 Deposit                                                        $    9,796       9488290101      05/05/03
    941 Deposit                                                            11,188       9488658298      05/19/03
    941 Deposit                                                             9,915       9488079413      05/30/03
                                                                       ----------
                                                                       $   30,898
                                                                       ----------

UNEMPLOYMENT - LISTING OF PAYMENTS
    940 Deposit - FUTA                                                 $      -
                                                                       ----------
                                                                       $      -
                                                                       ----------

STATE & LOCAL WITHHOLDING - LISTING OF PAYMENTS
    Michigan - Employee State Withholding                              $    3,777       9488207486      05/30/03
    Jackson, Michigan - Employee Local Withholding                            325         1026790       05/30/03
                                                                       ----------
                                                                       $    4,102
                                                                       ----------
UNEMPLOYMENT - LISTING OF PAYMENTS
    SUTA:
    MI                                                                 $      -
                                                                       ----------
                                                                       $      -
                                                                       ----------

SALES & USE TAX - LISTING OF PAYMENTS
    State of Michigan                                                  $      -
                                                                       ----------
                                                                       $      -
                                                                       ----------
STATE INCOME TAXES
                                                                       $      -
                                                                       ----------
                                                                       $      -
                                                                       ----------
REAL ESTATE/ PERSONAL TAXES
                                                                       $      -
                                                                       ----------
                                                                       $      -
                                                                       ----------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                   Reporting Period: May 1, 2003 to May 31, 2003


                                INSURANCE SUMMARY


                                                                     Premiums
                                                      POLICY      PAID THROUGH
Policy Type           Insurer/Policy No.              Period       Exp. Date    Deductible             Limits
=================     =====================     ================= ============  ===================    ============================
General Liability     St. Paul Insurance Co.    08/01/02-07/31/03     Yes       $0                     $2,000,000. General Aggregate
                      CK02102387                                                                       $2,000,000 Products Aggregate
                                                                                                       $1,000,000 Each Occurrence
                                                                                                       $1,000,000 Personal & Adv.
                                                                                                       injury

Automobile            St. Paul Insurance Co.    08/01/02-07/31/03     Yes       None                   $1,000,000 Liability / UM-UIM
                      CK02102387                                                $500 Comprehensive     Physical Damage
                                                                                $2,500 Collision       Physical Damage

                                                                                $500/$2500/veh./max.   $1,000,000 Garagekeepers
                                                                                per loss               Liability
                                                                                $2,000 Collision

Workers Comp. - MI    St. Paul Insurance Co.     5/4/03 - 5/4/04       No                              $1,000,000 Bodily Injury by
                                                                                                       Liability

                      WVA2102876                                                                       $1,000,000 Bodily Injury by
                                                                                                       Disease

Umbrella Liability    St. Paul Insurance Co.    08/01/02-07/31/03     Yes                              $10,000,000 Each Occurrence
                      CK02102387                                                                       $10,000,000 Prod. Aggregate
                                                                                                       $10,000,000 Aggregate

Property/Boiler       Crum & Forster            06/01/02-05/31/03     Yes       $250,000/occurrence    $100,000,000 Each Occurrence
                      ($10 mil. primary)                                        $500,000/occ. flood
                      ACE ($90 mil. excess)                      (financed by   zones A-V  2% TIV
                      Hartford Steam Boiler                        Cananwill)   critical wind $50,000/
                      (B & M) C X D3 530874-A                                   occ. boiler & mach.

Ocean Marine          American Home Assur.      06/01/99-05/31/03     Yes                              $2,000,000 Goods on any 1
                                                                                                       vessel
                      87116 C                                                                          $2,000,000 Goods shipped on
                                                                                                       deck/ any 1 vessel
                                                                                                       $2,000,000 Goods shipped any
                                                                                                       1 aircraft

                                                                                                       $2,000,000 Goods while at
                                                                                                       rest
                                                                                                       $25,000 Goods in any one pkg.
                                                                                                       by mail

Directors & Officers  Chubb                     06/01/02-05/31/03     Yes       $500,000               $10,000,000 each claim/
                                                                                                       aggregate
                      8142-40-25                                                securities claims
                      Royal (prior year 12 mos.                                 $100,000               Prior-year Excess run-off:
                      run-out)
                      PSF000439                                                 non-securities claims  $5,000,000 each claim/
                                                                                                       aggregate

Fiduciary Liability   Chubb                     01/20/00-06/01/03     Yes       $10,000                $5,000,000 each claim/
                                                                                                       aggregate
                      81597020


                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                   Reporting Period: May 1, 2003 to May 31, 2003

                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS                                             FORM NO.         DOCUMENT ATTACHED     EXPLANATION ATTACHED
------------------                                             --------         -----------------     --------------------
Debtor Affirmations                                             MOR - 1              Yes
Schedule of Cash Receipts and Disbursements                     MOR - 2              Yes
Bank Account Reconciliations                                    MOR - 2              Yes
Statement of Operations                                         MOR - 3              Yes
Balance Sheet                                                   MOR - 4              Yes
Status of Postpetition Taxes                                    MOR - 5              N/A
Summary of Unpaid Postpetition Debts                            MOR - 5              N/A
Listing of aged accounts payable                                MOR - 5              N/A
Schedule of Insurance - Listing of Policies                     MOR - 6              N/A





The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
-----------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                     7/3/2003
-----------------------------------------                           ------------
Signature of Authorized Individual                                  Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                   Reporting Period: May 1, 2003 to May 31, 2003

                               DEBTOR AFFIRMATION



AS DEBTOR IN POSSESSION, I AFFIRM:                                                      TRUE            FALSE
----------------------------------                                                      ----            -----

1. That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                                    X

2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                           X

3. No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                        X


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
--------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                     7/3/2003
--------------------------------------------                        ------------
Signature of Authorized Individual                                  Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                   Reporting Period: May 1, 2003 to May 31, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


JACOBSON STORES REALTY COMPANY

                                                      BANK ACCOUNTS                                  CURRENT     CUMULATIVE
                                                  COMERICA     COMERICA                               MONTH     FILING TO DATE
                                                 1840421992   1851584167                              ACTUAL       ACTUAL
                                                 ----------   ----------                            ----------  --------------
CASH - BEGINNING OF MONTH                        $   88,241   $   34,928         $ -         $ -    $  123,168   $  104,726
                                                 ==========   ==========         ===         ===    ==========   ==========

RECEIPTS
INTERNAL TRANSFERS                                        -            -           -           -             -    1,167,760
INTEREST INCOME                                           -           22           -           -            22          216
ACCOUNTS RECEIVABLE - CREDIT & COLL                       -            -           -           -             -            -
ACCOUNTS RECEIVABLE - LOCKBOX                             -            -           -           -             -            -
RETAIL STORE DEPOSITS                                     -            -           -           -             -            -
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS            -            -           -           -             -       34,754
REVOLVER BORROWINGS - FLEET                               -            -           -           -             -            -
RETURN ITEMS REDEPOSITED                                  -            -           -           -             -            -
MISCELLANEOUS                                             -            -           -           -             -      306,413
BANKCARD CASH RECEIPTS                                    -            -           -           -             -            -
EMPLOYEE BENEFIT PLANS                                    -            -           -           -             -            -
   TOTAL RECEIPTS                                $        -   $       22         $ -         $ -    $       22   $1,509,144
                                                 ==========   ==========         ===         ===    ==========   ==========

DISBURSEMENTS
INTERNAL TRANSFERS                                        -            -           -           -             -      644,332
ELECTRONIC PAYROLL TAXES PAYMENTS                         -            -           -           -             -            -
PAYROLL                                                   -            -           -           -             -            -
COMMERCIAL LOAN PAYMENTS                                  -            -           -           -             -      527,725
VENDOR PAYMENTS                                           -            -           -           -             -      106,106
ELECTRONIC SALES TAX PAYMENTS                             -            -           -           -             -            -
RECEIPTS APPLIED TO REVOLVER BALANCE                      -            -           -           -             -            -
CUSTOMER REFUNDS                                          -            -           -           -             -            -
EMPLOYEE BENEFIT PLAN PAYMENTS                            -            -           -           -             -            -
BANK FEES                                                 -            0           -           -             0          116
RETURN ITEMS                                              -            -           -           -             -        2,500
MISCELLANEOUS                                             -            -           -           -             -        3,050
CORPORATE INCOME TAXES                                    -            -           -           -             -      206,850
   TOTAL DISBURSEMENTS                           $        -   $        0         $ -         $ -             0    1,490,679
                                                 ==========   ==========         ===         ===    ==========   ==========

NET CASH FLOW                                    $        -   $       22         $ -         $ -    $       22   $   18,464
                                                 ==========   ==========         ===         ===    ==========   ==========

CASH - END OF MONTH                              $   88,241   $   34,950         $ -         $ -    $  123,190   $  123,190
                                                 ==========   ==========         ===         ===    ==========   ==========




DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
--------------------------------------------------------------------------------------

TOTAL DISBURSEMENTS                                                                                  $ 0
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                  -
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                -
                                                                                                     ---
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                      $ 0
                                                                                                     ===

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                   Reporting Period: May 1, 2003 to May 31, 2003

                               BANK RECONCILIATION


JACOBSON STORES REALTY COMPANY

                                                     BANK ACCOUNTS
                                                COMERICA        COMERICA                      TOTAL
                                               1840421992      1851584167                     -----
                                               ----------      ----------
Balance Per Books                               $ 88,241        $ 34,950     $ -     $ -     $123,190

Bank Balance                                      88,241          34,950       -       -      123,190
Plus: Deposits In Transit - Booked not Banked          -               -       -       -            -
Less: Outstanding Checks/Wire Transfers                -               -       -       -            -
Other                                                  -               -       -       -            -
ADJUSTED BANK BALANCE                           $ 88,241        $ 34,950     $ -     $ -     $123,190
                                                ========        ========     ===     ===     ========





OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                   Reporting Period: May 1, 2003 to May 31, 2003

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)


                                        Period      Month       Fiscal      Cumulative
                                        Ended       Ended      Year 2003  Filing to date
                                       02/01/03    05/31/03     to date       Totals
                                       --------    --------    ---------  --------------
Rental Income                          $  3,389    $      -    $      -    $  3,389

Interest Expense                         (1,683)          -           -      (1,683)

Depreciation                             (1,271)          -           -      (1,271)

Taxes, Other than Income                   (258)          -           -        (258)

Other Income / (Expense)                 28,472        (131)     (3,190)     25,282
                                       --------    --------    --------    --------

Net Income / (Loss) b/4 Income Taxes     28,649        (131)     (3,190)     25,459

Income Taxes - Benefit / (Expense)            -           -           -           -
                                       --------    --------    --------    --------

                                       --------    --------    --------    --------
Net Income / (Loss)                    $ 28,649    $   (131)   $ (3,190)   $ 25,459
                                       ========    ========    ========    ========




** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                   Reporting Period: May 1, 2003 to May 31, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)


                                     ASSETS
       CURRENT ASSETS
       --------------
       CASH AND CASH EQUIVALENTS                                    $ 123
       ACCOUNTS RECEIVABLE, NET                                        50
       DUE FROM VENDORS, NET                                            0
       INTERCOMPANY RECEIVABLE                                     67,736
       INVENTORIES                                                      0
       DEFERRED FINANCING                                               0
       PREPAID INSURANCE                                                0
       LANDLORD DEPOSITS                                                0
       REFUNDABLE TAXES                                                 0
       OTHER PREPAIDS                                                   0
                                                               -----------
       TOTAL CURRENT ASSETS                                        67,909

       TOTAL PROPERTY, PLANT & EQUIPMENT                                0
       LESS: ACCUMULATED DEPRECIATION                                   0
                                                               -----------
                                                                        -
                       PROPERTY, PLANT & EQUIPMENT, NET

       OTHER ASSETS:
       -------------
       NET GOODWILL                                                     0
       LIFE INSURANCE - CSV                                             0
       PREPAID PENSION                                                  0
       PROFESSIONAL RETAINERS                                           0
       COLLATERALIZED LETTERS OF CREDIT                                 0
       OTHER                                                            0
                                                               -----------
       TOTAL OTHER ASSETS                                               -
                                                               -----------
       TOTAL ASSETS                                              $ 67,909
                                                               ===========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                   Reporting Period: May 1, 2003 to May 31, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)




                       LIABILITIES & STOCKHOLDERS' EQUITY
                       ----------------------------------
       CURRENT LIABILITIES - POST-PETITION:
       ------------------------------------
       ACCOUNTS PAYABLE                                                  $     -
       ACCRUED PAYROLL                                                          0
       ACCRUED PAYROLL TAXES                                                    0
       ACCRUED PROPERTY TAXES                                                   0
       ACCRUED STATE INCOME TAXES                                              41
       ACCRUED PROFESSIONAL FEES                                                0
       ACCRUED RENT/LEASE                                                       0
       ACCRUED INTEREST                                                         0
       RESTRUCTURING / STORE CLOSING RESERVE                                    0
       ACCRUED VACATION                                                         0
       ACCRUED MEDICAL / HOSPITAL                                               0
       ACCRUED CUSTOMER GIFT CARD BALANCES                                      0
       ACCRUED WORKERS COMPENSATION                                             0
       ACCRUED OTHER                                                            0
                                                                       -----------
                                                             SUBTOTAL          41

       OTHER POST-PETITION LIABILITIES:
       --------------------------------
       INTERCOMPANY LIABILITIES                                                 0
       OTHER LIABILITIES                                                        0
                                                                       -----------
                                                             SUBTOTAL           0
                                                                       -----------

       TOTAL CURRENT LIABILITIES - POST-PETITION                               41

       LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
       -----------------------------------------------------
       ACCOUNTS PAYABLE - MERCHANDISE                                           0
       ACCOUNTS PAYABLE - EXPENSE                                              50
       ACCOUNTS PAYABLE - PROPERTY TAXES                                        0
                                                                       -----------
                                                             SUBTOTAL          50

       LIABILITIES SUBJECT TO COMPROMISE - OTHER:
       RESTRUCTURING / STORE CLOSING RESERVE                                    0
       ACCRUED PROPERTY TAXES                                                  90
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                 2,000
       OFFICER'S DEFERRED COMPENSATION                                          0
       ACCRUED WORKERS COMPENSATION                                             0
       ACCRUED VACATION                                                         0
       ACCRUED INTEREST                                                         0
       DEBENTURES                                                               0
       MORTGAGES                                                           15,537
       OTHER LIABILITIES                                                        0
                                                                       -----------
                                                             SUBTOTAL      17,627
                                                                       -----------
       TOTAL LIABILITIES SUBJECT TO COMPROMISE                             17,677
                                                                       -----------

       TOTAL LIABILITIES                                                   17,718

       STOCKHOLDERS' EQUITY
       --------------------
       COMMON STOCK                                                           400
       PAID IN SURPLUS                                                          0
       TREASURY STOCK                                                           0
       RETAINED EARNINGS, BEGINNING                                        52,981
       CURRENT PERIOD EARNINGS                                             (3,190)
                                                                       -----------
                                                             SUBTOTAL      50,191
                                                                       -----------
       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                          $ 67,909
                                                                       ===========




** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                   Reporting Period: May 1, 2003 to May 31, 2003



                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                               DOCUMENT         EXPLANATION
REQUIRED DOCUMENTS                                                  FORM NO.                   ATTACHED          ATTACHED
------------------                                                  --------                   --------          --------
Debtor Affirmations                                               MOR - 1                         Yes
Schedule of Cash Receipts and Disbursements                       MOR - 2                         Yes
Bank Account Reconciliations                                      MOR - 2                         Yes
Statement of Operations                                           MOR - 3                         Yes
Balance Sheet                                                     MOR - 4                         Yes
Status of Postpetition Taxes                                      MOR - 5                         N/A
Summary of Unpaid Postpetition Debts                              MOR - 5                         N/A
Listing of aged accounts payable                                  MOR - 5                         N/A
Schedule of Insurance - Listing of Policies                       MOR - 6                         N/A



The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
--------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                     7/3/2003
--------------------------------------------------                  ------------
Signature of Authorized Individual                                   Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                   Reporting Period: May 1, 2003 to May 31, 2003



                               DEBTOR AFFIRMATION


AS DEBTOR IN POSSESSION, I AFFIRM:                                                TRUE            FALSE
----------------------------------                                                ----            -----
1.  That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                              X

2.  That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                     X

3.  No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization.  If no, provide an explanation below.                 X


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
--------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                     7/3/2003
--------------------------------------------------                  ------------
Signature of Authorized Individual                                   Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                   Reporting Period: May 1, 2003 to May 31, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


JACOBSON CREDIT CORP.

                                                                          BANK ACCOUNTS                   CURRENT      CUMULATIVE
                                                                                                           MONTH     FILING TO DATE
                                                                                                           ACTUAL        ACTUAL
                                                             -------------------------------------------   ------        ------

CASH - BEGINNING OF MONTH                                    $        - $        - $        - $        - $        -     $       84
                                                             ========== ========== ========== ========== ==========     ==========

RECEIPTS
INTERNAL TRANSFERS                                                    -          -          -          -          -              -
INTEREST INCOME                                                       -          -          -          -          -              -
ACCOUNTS RECEIVABLE - CREDIT & COLL                                   -          -          -          -          -              -
ACCOUNTS RECEIVABLE - LOCKBOX                                         -          -          -          -          -              -
RETAIL STORE DEPOSITS                                                 -          -          -          -          -              -
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS                                                                    -              -
REVOLVER BORROWINGS - FLEET                                           -          -          -          -          -              -
RETURN ITEMS REDEPOSITED                                              -          -          -          -          -              -
MISCELLANEOUS                                                         -          -          -          -          -              -
BANKCARD CASH RECEIPTS                                                -          -          -          -          -              -
EMPLOYEE BENEFIT PLANS                                                -          -          -          -          -              -
   TOTAL RECEIPTS                                            $        - $        - $        - $        - $        -     $        -
                                                             ========== ========== ========== ========== ==========     ==========
DISBURSEMENTS
INTERNAL TRANSFERS                                                    -          -          -          -          -              -
ELECTRONIC PAYROLL TAXES PAYMENTS                                     -          -          -          -          -              -
PAYROLL                                                               -          -          -          -          -              -
PAYMENTS/TRANSFERS TO LIQUIDATORS                                     -          -          -          -          -              -
VENDOR PAYMENTS                                                       -          -          -          -          -              -
ELECTRONIC SALES TAX PAYMENTS                                         -          -          -          -          -              -
RECEIPTS APPLIED TO REVOLVER BALANCE                                  -          -          -          -          -              -
CUSTOMER REFUNDS                                                      -          -          -          -          -              -
EMPLOYEE BENEFIT PLAN PAYMENTS                                        -          -          -          -          -              -
BANK FEES                                                             -          -          -          -          -              -
RETURN ITEMS                                                          -          -          -          -          -              -
MISCELLANEOUS                                                         -          -          -          -          -             84
                                                             ========== ========== ========== ========== ==========     ==========
   TOTAL DISBURSEMENTS                                       $        - $        - $        - $        -          -             84
                                                             ========== ========== ========== ========== ==========     ==========
NET CASH FLOW                                                $        - $        - $        - $        - $        -     $      (84)
                                                             ========== ========== ========== ========== ==========     ==========
CASH - END OF MONTH                                          $        - $        - $        - $        - $        -     $        -
                                                             ========== ========== ========== ========== ==========     ==========



DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)

TOTAL DISBURSEMENTS                                                                                                     $        -
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                                            -
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                                          -
                                                                                                                        ==========
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                         $        -
                                                                                                                        ==========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                   Reporting Period: May 1, 2003 to May 31, 2003


                               BANK RECONCILIATION


JACOBSON CREDIT CORP.

                                                             BANK ACCOUNTS                                   TOTAL
                                    -------------------------------------------------------------            -----


BALANCE PER BOOKS                   $       -        $       -        $       -        $       -           $       -
                                    =========        =========        =========        =========           =========

Bank Balance                                -                -                -                -                   -
Plus: Deposits In Transit                   -                -                -                -                   -
Less: Outstanding Checks                    -                -                -                -                   -
Other                                       -                -                -                -                   -
ADJUSTED BANK BALANCE               $       -        $       -        $       -        $       -           $       -
                                    =========        =========        =========        =========           =========



OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                   Reporting Period: May 1, 2003 to May 31, 2003




                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                                                             Period                Month             Fiscal          Cumulative
                                                              Ended                Ended           Year 2003       Filing to date
                                                            02/01/03              05/31/03          to date            Totals
                                                            --------              --------          -------            ------
Net Sales                                                  $        -             $        -      $        -         $        -

Cost of Goods Sold                                                  -                      -               -                  -
                                                           ----------             ----------      ----------         ----------

Gross Profit                                                        -                      -               -                  -

Operating Expenses                                                  -                      -               -                  -
                                                           ----------             ----------      ----------         ----------

Operating Income / (Loss)                                           -                      -               -                  -

Interest Expense                                                    -                      -               -                  -

Other Income                                                        -                      -               -                  -
                                                           ----------             ----------      ----------         ----------

Net Income / (Loss) b/4 Restructuring Costs and Taxes               -                      -               -                  -

Reorganization / Liquidation Expenses                              (1)                     -               -                 (1)

Income Taxes - Benefit / (Expense)                                  -                      -               -                  -
                                                           ----------             ----------      ----------         ----------
                                                           ----------             ----------      ----------         ----------
Net Income / (Loss)                                        $       (1)            $        -      $        -         $       (1)
                                                           ==========             ==========      ==========         ==========


** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                   Reporting Period: May 1, 2003 to May 31, 2003


                                 BALANCE SHEET**
                             (dollars in thousands)

                                 ASSETS
CURRENT ASSETS
--------------
CASH AND CASH EQUIVALENTS                                                                  $        -
ACCOUNTS RECEIVABLE, NET                                                                            0
DUE FROM VENDORS, NET                                                                               0
INTERCOMPANY RECEIVABLE                                                                         8,523
INVENTORIES                                                                                         0
DEFERRED FINANCING                                                                                  0
PREPAID INSURANCE                                                                                   0
LANDLORD DEPOSITS                                                                                   0
REFUNDABLE TAXES                                                                                    0
OTHER PREPAIDS                                                                                      0
                                                                                           ----------

TOTAL CURRENT ASSETS                                                                            8,523

TOTAL PROPERTY, PLANT & EQUIPMENT                                                                   0
LESS: ACCUMULATED DEPRECIATION                                                                      0
                                                                                           ----------

                                         PROPERTY, PLANT & EQUIPMENT, NET                           -

OTHER ASSETS:
-------------
LIFE INSURANCE - CSV                                                                                0
EQUITY IN SUBS                                                                                      0
PREPAID PENSION                                                                                     0
PROFESSIONAL RETAINERS                                                                              0
COLLATERALIZED LETTERS OF CREDIT                                                                    0
OTHER                                                                                               0
                                                                                           ----------

TOTAL OTHER ASSETS                                                                                  -

                                                                                           ----------
TOTAL ASSETS                                                                               $    8,523
                                                                                           ==========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                   Reporting Period: May 1, 2003 to May 31, 2003


                                BALANCE SHEET**
                             (dollars in thousands)

                                 LIABILITIES & STOCKHOLDERS' EQUITY
                                 ----------------------------------
       CURRENT LIABILITIES - POST-PETITION:
       ------------------------------------
       ACCOUNTS PAYABLE                                                                    $        -
       ACCRUED PAYROLL                                                                              0
       ACCRUED PAYROLL TAXES                                                                        0
       ACCRUED PROPERTY TAXES                                                                       0
       ACCRUED STATE INCOME TAXES                                                                   0
       ACCRUED PROFESSIONAL FEES                                                                    0
       ACCRUED RENT/LEASE                                                                           0
       ACCRUED INTEREST                                                                             0
       RESTRUCTURING / STORE CLOSING RESERVE                                                        0
       ACCRUED VACATION                                                                             0
       ACCRUED MEDICAL / HOSPITAL                                                                   0
       ACCRUED CUSTOMER GIFT CARD BALANCES                                                          0
       ACCRUED WORKERS COMPENSATION                                                                 0
       ACCRUED OTHER                                                                                0
                                                                                           ----------

                                                                        SUBTOTAL                    0

       OTHER LIABILITIES - POST-PETITION:
       ----------------------------------
       INTERCOMPANY LIABILITIES                                                                     0
       OTHER LIABILITIES                                                                            0
                                                                                           ----------

                                                                        SUBTOTAL                    0
                                                                                           ----------

       TOTAL CURRENT LIABILITIES - POST-PETITION                                                    0

       LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
       -----------------------------------------------------
       ACCOUNTS PAYABLE - MERCHANDISE                                                               0
       ACCOUNTS PAYABLE - EXPENSE                                                                   0
       ACCOUNTS PAYABLE - PROPERTY TAXES                                                            0
                                                                                           ----------

                                                                        SUBTOTAL                    0

       LIABILITIES SUBJECT TO COMPROMISE - OTHER:
       ------------------------------------------
       RESTRUCTURING / STORE CLOSING RESERVE                                                        0
       ACCRUED PROPERTY TAXES                                                                       0
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                                         0
       ACCRUED WORKERS COMPENSATION                                                                 0
       OFFICER'S DEFERRED COMPENSATION                                                              0
       ACCRUED VACATION                                                                             0
       ACCRUED INTEREST                                                                             0
       DEBENTURES                                                                                   0
       MORTGAGES                                                                                    0
       OTHER LIABILITIES                                                                            0
                                                                                           ----------

                                                                        SUBTOTAL                    0
                                                                                           ----------

       TOTAL LIABILITIES SUBJECT TO COMPROMISE                                                      0

                                                                                           ----------

       TOTAL LIABILITIES                                                                            -

       STOCKHOLDERS' EQUITY
       --------------------
       COMMON STOCK                                                                             1,700
       PAID IN SURPLUS                                                                              0
       TREASURY STOCK                                                                               0
       RETAINED EARNINGS, BEGINNING                                                             6,823
       CURRENT PERIOD EARNINGS                                                                      0
                                                                                           ----------

                                                                        SUBTOTAL                8,523
                                                                                           ----------
       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                            $    8,523
                                                                                           ==========

**NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).